SECURITIES AND EXCHANGE COMMISSION


                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT





     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934





       Date of Report (Date of earliest event reported): October 28, 2003



                         PATRIOT NATIONAL BANCORP, INC.
             (Exact name of registrant as specified in its charter)


     Connecticut                       000-29599                06-1559137
  (State or other jurisdiction of   (Commission File          (IRS Employer
        incorporation)                  Number)           Identification Number)


                 900 Bedford Street, Stamford, Connecticut 06901
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (203) 324-7500


                                       N/A
          (Former name or former address, if changed since last report)

Item 7.       Financial Statements and Exhibits

                  (a) Not applicable.

                  (b) Not applicable.

                  (c) Exhibits.

          Exhibit No.                      Description
             20 Press release dated October 28, 2003 of Patriot National Bancorp, Inc.


Item 12.      Results of Operations and Financial Condition

     On October 28, 2003, Patriot National Bancorp, Inc. ("Bancorp"), the holding company for Patriot National Bank, issued a press release announcing certain information concerning Bancorp's results of operations for the quarter ended September 30, 2003 and its financial condition at September 30, 2003. The information regarding the quarter ended September 30, 2003 that is required to be reported pursuant to Item 12 of a Current Report on Form 8-K is contained in the first and second paragraphs of the press release, a copy of which is filed as an exhibit hereto.

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, Bancorp has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    PATRIOT NATIONAL BANCORP, INC.


Date:  October 28, 2003             By:           /s/ ROBERT F. O'CONNELL
                                          ------------------------------------
                                          Robert F. O'Connell
                                          Senior Executive Vice President
                                          Chief Financial Officer